                        ANNUAL REPORT  /  DECEMBER 31, 2001

                             AIM NEW TECHNOLOGY FUND

                                  [COVER IMAGE]

                                   [AIM LOGO]

                                  [COVER IMAGE]

                      ------------------------------------

         LOUIS PASTEUR, FRENCH CHEMIST AND BIOLOGIST, IN HIS LABORATORY

                          BY ALBERT GUSTAF A. EDELFELT

          THE FRENCH CHEMIST LOUIS PASTEUR DEVOTED HIS LIFE TO SOLVING

     PRACTICAL PROBLEMS THROUGH DISCOVERIES THAT REVOLUTIONIZED CHEMISTRY,

   INDUSTRY, AGRICULTURE AND MEDICINE. HIS DISCOVERIES GREATLY IMPROVED THE

HUMAN CONDITION AND CREATED NEW TECHNOLOGIES FROM WHICH THE WORLD COULD PROFIT.

        MANAGERS OF AIM NEW TECHNOLOGY FUND SEEK TO INVEST IN COMPANIES

     THAT CONTINUE TO EMBODY PASTEUR'S SPIRIT OF INNOVATION AND DISCOVERY.

                      ------------------------------------

ABOUT PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM New Technology Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o Had the advisor not absorbed fund expenses during the reporting period, returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.
o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may decrease the fund's total return.
o Investing in a single-sector mutual fund may involve greater risk and potential reward than investing in a more diversified fund.
o Investing in small and mid-size companies may involve risks not associated with investing in more established companies. Also, small companies may have business risk, significant stock price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Science and Technology Fund Index represents an average of the performance of the 30 largest science and technology funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                                       a2

                   DEAR FELLOW SHAREHOLDER:

[PHOTO OF          We understand how challenging the fiscal year covered by this
ROBERT H.          report has been. For equity investors, the years 2000 and
GRAHAM]            2001 were unlike anything we had seen in a generation. For the first time since the 1970s, the S&P 500 and other major domestic stock benchmarks produced negative returns two years in a row. And there was no comfort overseas; the MSCI World
                   Index also produced negative returns both years.
                        As usually occurs during difficult stock markets,
                   fixed-income investments, particularly high-quality ones, did well. The domestic, investment-grade Lehman Aggregate Bond
                   Index produced positive returns both years.
                        Conditions were trying on many levels. Geopolitically, the appalling terrorist attacks of September 11 led to a serious decline in markets, though initial success in our ensuing war in Afghanistan helped markets advance later in the year. Macroeconomically, the United States officially slipped into recession in March, the first such slowdown in a decade.
     And at the individual firm level, the Enron bankruptcy has occasioned a confidence crisis that has markets unsettled. As I write this, several weeks into the new year, several Congressional committees, the Securities and Exchange Commission and the Justice Department are conducting investigations of Enron. While we do not yet have all the details about what happened at Enron, it clearly has resulted in a new level of skepticism of the financial statements of even the soundest companies. AIM strongly believes that sound accounting policies, full and accurate financial disclosure, and independent audits are absolutely essential to maintain the integrity of the markets and the confidence of investors, and will support any legislative or regulatory changes that may be desirable to further these objectives.

WHAT SHOULD INVESTORS DO NOW?
Mindful of recent events and scandals and in view of the two-year bear market in equities, many of our shareholders have asked us what they should do about their investments. We cannot offer individualized advice--that is the role of your financial advisor. But we can once again offer insights we have gained over many years in this business.
     First is the crucial importance of diversification when investing--a major lesson of the Enron story that is reinforced by the disparate performance of equity and fixed-income investments during this fiscal year. Relying on one stock to build financial security has once again proven to be downright dangerous, but mutual fund investors should also keep in mind that whole sectors and investment approaches do go in and out of favor. A diversified portfolio that embraces different classes of securities and various investment strategies can offer protection from these shifts in sentiment.
     A second insight is the importance of a long time horizon. Whatever current market conditions are like, we at AIM intend to stay focused on the long term. Our portfolio managers will continue to invest your money using the time-tested disciplines AIM has employed for more than a quarter century. We consider a long-term perspective the most advisable course for our shareholders too.
     Changing your portfolio on the basis of short-term events and market moves rarely proves beneficial. As we have reminded you on many occasions, data show that pulling out of the market even for a short period and missing a few of its best days is likely to have a negative effect on your long-term returns. In investing, it is time in the markets, not market timing, that counts.
     Now more than ever, we encourage you to stay in touch with your financial advisor. He or she is familiar with the goals and time horizon you have established for your investments and can help you build a diversified portfolio and stay focused on those goals.

YOUR FUND'S PERFORMANCE
Most technology, telecommunications and science-related stocks, and funds that invest in them, remained volatile for the six months since our June 30, 2001, report to you, though the situation improved as the year progressed. For example, Class A shares of AIM New Technology Fund returned -15.79% at net asset value during the second half of 2001. By comparison the Lipper Science and Technology Fund Index returned -16.20% for the same period. The fund rebounded in the fourth quarter, and Class A shares returned 31.51% for the three-month period as the fundamentals of the information technology sector--and the economy as a whole--appeared to improve.
     For the fiscal year as a whole, AIM New Technology Fund Class A shares returned -43.03%.
     The following pages contain your portfolio managers' discussion of how they have managed the portfolio during the fiscal year, how the markets affected the fund, and the fund's long-term record. We hope you find their discussion informative.
     If you have questions or comments about this report, please contact us anytime through our Web site, www.aimfunds.com. We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman
February 12, 2002

DESPITE WEAK ECONOMY, FUND REBOUNDS IN 4TH QUARTER

HOW DID AIM NEW TECHNOLOGY FUND PERFORM FOR THE YEAR?
Stocks in general--and information technology and telecommunications stocks in particular--were weak during much of 2001 due to the slowing economy and deteriorating corporate earnings. This weakness hurt the fund's one-year performance, but renewed confidence that the economy will strengthen in 2002 helped the fund rebound sharply in the fourth quarter.
     For the year ended December 31, 2001, the fund's Class A shares returned -43.03%, and the fund's Class B and Class C shares returned -43.39%. These figures are at net asset value, meaning they exclude sales charges. In comparison, the average technology fund, as represented by the Lipper Science and Technology Fund Index, returned -34.72% for the year.
     Despite being down for the year, the fund performed strongly in both the second and fourth quarters. In the fourth quarter, the fund's Class A, Class B and Class C shares returned 31.51%, 31.38% and 31.38%, respectively, at net asset value.

WHAT WERE THE MAJOR TRENDS IN THE ECONOMY AND THE FINANCIAL MARKETS DURING THE FISCAL YEAR?
The economy remained weak even as ~the U.S. Federal Reserve (the Fed) aggressively cut short-term interest rates and Congress approved $35 billion in tax rebates to 83 million American taxpayers. In 11 separate rate cuts, the most ever in a calendar year, the Fed reduced its key fed funds rate (the rate banks charge one another for overnight loans) from 6.50% to 1.75% (the lowest level in 40 years)--hoping that lower interest rates would spur consumers to spend and businesses to expand.
     But neither the economy nor the stock markets responded until the fourth quarter of the year. Indeed, U.S. gross domestic product (the broadest measure of economic activity) contracted at an annualized rate of 1.3% in the third quarter of 2001. Unemployment rose from 4.2% in January to 5.8% in December as employers announced nearly 2 million job cuts during the year. Deteriorating corporate earnings prompted many investors to abandon higher-priced growth stocks for lower priced, more defensive value stocks--or to abandon the stock market altogether in favor of fixed-income or money market investments. While value stocks outperformed growth stocks for much of the year, both actually ended the year in negative territory.
     The terrorist attacks of September 11 exacerbated an already difficult market. Following the attacks, markets closed for nearly a week--the longest suspension of trading since the Great Depression. After the markets reopened on September 17, the Dow experienced its worst week in more than 60 years, falling more than 14% in just five days. But by early November, major market indexes had recouped all of their post-attack losses.

WHAT WERE CONDITIONS LIKE IN THE INFORMATION TECHNOLOGY SECTOR?
Many tech companies spent 2001 reporting disappointing earnings, laying off employees and steadfastly refusing to predict when conditions might improve. Just when the first hopeful signs of a recovery began to appear, the terrorist attacks of September 11 set back any potential improvement.
     During the fourth quarter, it became clear that the sector's fundamentals were improving and that tech was far from dead. During the quarter:
ORDERS GREW--Durable goods orders declined sharply in September, but were incrementally positive in October and November. Computer, communications equipment and semiconductor companies in particular reported increased demand for their products.
INVENTORIES WERE REDUCED--Many tech companies slashed inventories while also launching new products.

FUND AT A GLANCE

AIM New Technology Fund seeks long-term growth of capital by investing primarily in stocks of technology and science companies.

(Detail of Cover Image)

INVESTMENT STYLE: GROWTH (Focuses on the growth potential of a company's earnings, the most tangible measure of growth and success)

o Invests in companies that fund managers believe will benefit from new or innovative products, services or processes

o Invests without regard to market capitalization--but may invest a significant portion of assets in small-cap companies

PORTFOLIO COMPOSITION
As of 12/31/01, based on total net assets

==========================================================================================================
TOP 10 EQUITY HOLDINGS                                     TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------------------
 1. PeopleSoft, Inc.                        3.1%            1. Semiconductors                     23.6%

 2. IDEC Pharmaceuticals Corp.              2.8             2. Application Software               11.7

 3. Genesis Microchip Inc. (Canada)         2.8             3. Internet Software & Services        9.5

 4. Integrated Circuit Systems, Inc.        2.3             4. Biotechnology                       7.4

 5. NVIDIA Corp.                            2.1             5. Systems Software                    6.7

 6. VERITAS Software Corp.                  2.1             6. Networking Equipment                4.6

 7. Kronos, Inc.                            2.0             7. Telecommunications Equipment        4.3

 8. UTStarcom, Inc.                         2.0             8. Health Care Equipment               4.1

 9. Network Associates, Inc.                1.9             9. Electronic Equipment & Instruments  4.0

10. Microsemi Corp.                         1.8            10. Aerospace & Defense                 2.9

The Fund's portfolio composition is subject to change, and there is no guarantee that the fund will continue to hold any particular security.
==========================================================================================================

EARNINGS WERE REVISED UPWARD--
A number of large, established companies in a variety of technology-related industries reported better-than-expected earnings, and the number of disappointing earnings pre-announcements declined.
    While we're not out of the woods yet, several factors point to a return to growth for information technology companies. Just as analysts were probably too bullish on tech stocks at the market top, we believe they may be too bearish at the market bottom.

HOW DID YOU MANAGE THE FUND THIS YEAR?
We positioned the fund to benefit from the recovery of the economy and the information technology sector--both of which, we believe, are beginning to take hold. In preparation for their recovery, we have positioned the portfolio a bit more aggressively, and we will continue this process as we see additional signs of improving earnings.
    The fund's investment discipline has not changed; we continue to seek out companies with strong fundamentals and earnings growth in new and developing areas of technology. Although we traditionally focus on small and mid-size companies, we added some large-cap names to the fund's holdings in recent months to improve liquidity. We also increased the number of fund holdings in an effort to provide shareholders with greater diversification within the highly volatile information technology sector.
    At the close of the year, we were focusing on the personal computer, semiconductor, storage technology and biotechnology industries because:
o   We believe we may be nearing a new upgrade cycle in the PC industry.
o We've seen in the past that the semiconductor industry is often among the first technology-related industries to recover from economic downturns.
o We know that a staggering amount of new data is generated each business day--and it needs to be stored somewhere.
o And we see more and more biotechnology companies turning profitable as the number of new drug compounds and processes grows rapidly.

WHAT WERE SOME HOLDINGS THAT DID WELL FOR THE FUND DURING THE YEAR?
At the close of the year, stocks that had performed well for the fund included the following:
PEOPLESOFT is a leading provider of software applications that tie together a company's back-office human resources operations. Services such as consulting and maintenance account for two-thirds of sales.
IDEC PHARMACEUTICALS develops treatments for cancer and autoimmune diseases. The company's first FDA-approved product is Rituxan, which treats non-Hodgkin's lymphoma.
NVIDIA is a leading manufacturer of high-definition 2-D and 3-D graphics processors for gaming and industrial design applications. Its chips are used by leading personal computer makers.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE YEAR?
As the year ended, there were signs that the economy was improving--or at least stabilizing. Signs of stabilization in the labor market, improving consumer confidence, expanding manufacturing activity--along with continued strength in the housing market, low energy prices and an absence of inflation--reinforced the consensus view among economists that a recovery will take hold at some point in 2002.
    Meanwhile, the United States achieved its initial anti-terrorism goals in Afghanistan more quickly and more easily than many had expected. Despite fourth-quarter gains that were dramatic in some sectors, stocks remained favorably priced and a considerable amount of cash remained in money market accounts--money that could potentially be deployed into stocks.

                          See important fund and index
                        disclosures inside front cover.

YOUR FUND'S LONG TERM PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/01, including sales charges
================================================================================
CLASS A SHARES
 Inception (8/31/00)        -53.21%
  1 Year                    -46.14

CLASS B SHARES
 Inception (8/31/00)        -52.94%
  1 Year                    -46.22

CLASS C SHARES
 Inception (8/31/00)        -51.48%
  1 Year                    -43.95

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.


                          (HYPO CHART)
================================================================================

RESULTS OF A $10,000 INVESTMENT
8/31/00-12/31/01

================================================================================
(HYPO Chart)


             AIM NEW       AIM NEW         AIM NEW
           TECHNOLOGY    TECHNOLOGY      TECHNOLOGY
DATE       FUND, CLASS   FUND, CLASS     FUND, CLASS                      LIPPER, SCIENCE &
            C SHARES      B SHARES        A SHARES         S&P 500        TECH FUND INDEX
08/00       $10,000       $10,000          $9,450          $10,000             $10,000
09/00        10,130        10,130           9,592            8,045               8,975
10/00         8,800         8,800           8,335            9,595               7,990
11/00         6,310         6,310           5,973            8,871               5,931
12/00         6,730         6,730           6,370            9,549               5,868
01/01         6,640         6,629           6,285            9,762               6,463
02/01         4,379         4,389           4,159            9,205               4,779
03/01         3,440         3,440           3,270            8,521               4,079
04/01         4,370         4,380           4,159            9,461               4,875
05/01         4,370         4,369           4,149            9,681               4,648
06/01         4,540         4,539           4,310            9,643               4,571
07/01         4,030         4,030           3,837            9,499               4,205
08/01         3,660         3,650           3,478            9,188               3,679
09/01         2,900         2,900           2,760            8,045               2,890
10/01         3,330         3,330           3,176            8,401               3,327
11/01         3,660         3,650           3,478            9,045               3,812
12/01         3,810         3,658           3,629            9,125               3,830




Past performance cannot guarantee comparable future results.


This chart compares AIM New Technology Fund's Class A, Class B and Class C shares to benchmark indexes. It is intended to give you a general idea of how your fund performed compared to these indexes over the period 8/31/00-12/31/01.
    It is important to understand the difference between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the S&P 500 is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your return. An index of funds such as the Lipper Science and Technology Fund Index includes a number of mutual funds grouped by investment objective. Each of these funds interprets that objective differently, and each employs a different management style and investment strategy.
    Keep in mind that the S&P 500 is a broad market index that includes stocks of the 500 largest publicly traded American companies. The S&P 500 also includes stocks of companies in many sectors of the economy. The fund, in contrast, invests primarily in stocks of technology-related and science-related companies, and can invest in companies regardless of their size.
    Your fund's total return includes sales charges, expenses and management fees. Performance of the fund's Class A, Class B and Class C shares will differ to different sales charge structures and class expenses.
    Performance shown in the chart and table does not reflect taxes a shareholder would pay on fund distributions or on redemption of fund shares. Performance for the indexes does not reflect deduction of taxes either.

FACTORS THAT INFLUENCE INTEREST RATE CHANGES

ECONOMIC INDICATORS THAT HELP SHAPE FEDERAL RESERVE POLICY
The Federal Reserve Board (the Fed) periodically adjusts short-term interest rates to either stimulate or slow economic growth. In making decisions about interest rates, the Fed considers key economic data. Just as a dip in barometric pressure can signal a squall, changes in economic indicators can point to a shift in the economy and the markets. Here are some of the top indicators used by the Fed, economists, financial analysts and professional money managers to identify economic trends:

GROSS DOMESTIC PRODUCT (GDP)
GDP is the total value of all products and services produced in the country in a year. It's compiled quarterly by the U.S. Department of Commerce. GDP measures the pace of U.S. economic growth, and changes in this indicator can signal the direction of the economy. For example, a decline in the GDP for two consecutive quarters constitutes a recession. Drops in the GDP can cause equity and bond prices to fall, as investors become concerned about an economic slowdown. On the other hand, a steep spike in the GDP can signal that the economy is growing too fast, and higher inflation could ensue. Inflation, also known as rising prices, creates problems for consumers and the markets. In an inflationary environment, consumers must spend more money to buy the same amount of goods and services. When consumers buy less, the economy slows and markets decline. The markets usually react favorably to slight increases in the GDP, which indicate moderate, controlled growth.

HOUSING STARTS
Housing starts measure the construction
of new single-family houses, townhouses
and apartment buildings. Compiled
monthly by the U.S. Department of                         (GRAPHIC)
Commerce, this figure is based on the
number of new foundations dug. This
indicator signals consumer confidence. If consumers feel financially secure, they're more likely to take on a mortgage. Home purchases also trigger other consumer spending (for sofas, lawnmowers, curtains, etc.). A moderate increase in housing starts usually bodes well for the markets. As with GDP, a sharp increase in housing starts can signal inflation.

CONSUMER PRICE INDEX (CPI)
Also called the cost-of-living index,
the CPI measures the prices of products
and services bought by typical                            (GRAPHIC)
consumers. Each month, the U.S. Bureau
of Labor Statistics checks the prices of a specific basket of items, including food, clothing, transportation, shelter, utilities, health care and entertainment. The CPI is one of the government's main ways to gauge inflation, and changes in this indicator usually affect the markets. A sharp increase in the CPI can indicate inflation, while a moderate rise in the CPI shows that inflation is under control. The core inflation rate is a separate indicator from the CPI. The core rate excludes energy and food, which fluctuate seasonally and more sharply than other elements.

PRODUCER PRICE INDEX (PPI)
The Producer Price Index measures the
price changes of manufactured goods that                  (GRAPHIC)
are ready to be distributed. Hikes in
the PPI signal that retailers may soon raise prices to pass the increase on to consumers. Rising prices signal inflation. Unlike the CPI, this index doesn't measure services.

CONSUMER CONFIDENCE INDEX (CCI)
The CCI measures how consumers feel
about the economy, their job status and
their finances. Consumer attitudes are                    (GRAPHIC)
important because consumer spending
accounts for about two-thirds of the
economy. To compile the index, The
Conference Board conducts a monthly survey of 5,000 U.S. households. The survey asks questions about consumer attitudes, buying plans, present conditions and expectations for the future. A declining CCI usually means that Americans are tightening their purse strings. Decreased spending may mean slower economic growth.

THINKING LONG-TERM
As an investor, you can better understand broad economic trends by watching these indicators. A word of caution: You shouldn't overhaul your portfolio every time there is a blip in consumer confidence. Indicators signal potential market fluctuations, and they can help you adjust your long-term strategy.

   As always, we suggest that you visit your financial advisor to determine whether any changes to your investment plan are necessary.

SCHEDULE OF INVESTMENTS
December 31, 2001

                                                             MARKET
                                                SHARES        VALUE
DOMESTIC COMMON STOCKS-84.51%

AEROSPACE & DEFENSE-2.91%

Alliant Techsystems Inc.(a)                        6,700   $   517,240
----------------------------------------------------------------------
Engineered Support Systems, Inc.                  20,700       708,147
----------------------------------------------------------------------
L-3 Communications Holdings, Inc.(a)               9,600       864,000
======================================================================
                                                             2,089,387
======================================================================

APPLICATION SOFTWARE-11.73%

Activision, Inc.(a)                               22,300       580,023
----------------------------------------------------------------------
BEA Systems, Inc.(a)                              20,400       314,364
----------------------------------------------------------------------
Cadence Design Systems, Inc.(a)                   38,500       843,920
----------------------------------------------------------------------
Cerner Corp.(a)                                    8,900       444,377
----------------------------------------------------------------------
Fair, Issac and Co., Inc.                          5,800       365,516
----------------------------------------------------------------------
Intuit Inc.(a)                                    22,900       979,204
----------------------------------------------------------------------
Kronos, Inc.(a)                                   30,200     1,461,076
----------------------------------------------------------------------
National Instruments Corp.(a)                      5,600       209,776
----------------------------------------------------------------------
Numerical Technologies, Inc.(a)                   22,500       792,000
----------------------------------------------------------------------
PeopleSoft, Inc.(a)                               54,600     2,194,920
----------------------------------------------------------------------
SERENA Software, Inc.(a)                          11,300       245,662
======================================================================
                                                             8,430,838
======================================================================

BIOTECHNOLOGY-7.42%

Cephalon, Inc.(a)                                 10,600       801,201
----------------------------------------------------------------------
Genzyme Corp.(a)                                   5,900       353,174
----------------------------------------------------------------------
Gilead Sciences, Inc.(a)                          10,200       670,344
----------------------------------------------------------------------
Harvard Bioscience, Inc.(a)                       40,900       406,546
----------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)                     29,700     2,047,221
----------------------------------------------------------------------
Invitrogen Corp.(a)                               11,200       693,616
----------------------------------------------------------------------
OraSure Technologies, Inc.(a)                     15,000       182,250
----------------------------------------------------------------------
Tanox, Inc.(a)                                     9,600       177,624
======================================================================
                                                             5,331,976
======================================================================

COMPUTER & ELECTRONICS RETAIL-1.19%

CDW Computer Centers, Inc.(a)                     15,900       853,989
======================================================================

COMPUTER HARDWARE-1.04%

Dell Computer Corp.(a)                            27,500       747,450
======================================================================

COMPUTER STORAGE & PERIPHERALS-1.39%

Network Appliance, Inc.(a)                        20,000       437,400
----------------------------------------------------------------------
Storage Technology Corp.(a)                       17,000       351,390
----------------------------------------------------------------------
Western Digital Corp.(a)                          34,000       213,180
======================================================================
                                                             1,001,970
======================================================================

DATA PROCESSING SERVICES-1.65%

Concord EFS, Inc.(a)                              36,200     1,186,636
======================================================================
                                                               MARKET
                                                  SHARES        VALUE
ELECTRONIC EQUIPMENT & INSTRUMENTS-2.11%

Itron, Inc.(a)                                    25,100       760,530
----------------------------------------------------------------------
OSI Systems, Inc.(a)                              16,800   $   306,432
----------------------------------------------------------------------
Sanmina-SCI Corp.(a)                              22,600       449,740
======================================================================
                                                             1,516,702
======================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-1.45%

Accredo Health, Inc.(a)                           17,100       678,870
----------------------------------------------------------------------
IMPATH Inc.(a)                                     8,200       364,982
======================================================================
                                                             1,043,852
======================================================================

HEALTH CARE EQUIPMENT-4.11%

Bruker Daltonics, Inc.(a)                         23,000       376,050
----------------------------------------------------------------------
Cholestech Corp.(a)                                8,300       164,423
----------------------------------------------------------------------
Closure Medical Corp.(a)                          10,200       238,272
----------------------------------------------------------------------
Cytyc Corp.(a)                                    27,400       715,140
----------------------------------------------------------------------
Endocare, Inc.(a)                                 43,400       778,162
----------------------------------------------------------------------
Integra LifeSciences Holdings(a)                   5,000       131,700
----------------------------------------------------------------------
Respironics, Inc.(a)                              10,000       346,400
----------------------------------------------------------------------
Urologix, Inc.(a)                                 10,300       206,515
======================================================================
                                                             2,956,662
======================================================================

HEALTH CARE SUPPLIES-0.51%

ICU Medical, Inc.(a)                               8,200       364,900
======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.31%

Intrado Inc.(a)                                   35,000       938,000
======================================================================

INTERNET RETAIL-1.02%

eBay Inc.(a)                                      11,000       735,900
======================================================================

INTERNET SOFTWARE & SERVICES-8.42%

Internet Security Systems, Inc.(a)                21,000       673,260
----------------------------------------------------------------------
McAfee.com Corp.(a)                               20,900       708,719
----------------------------------------------------------------------
PEC Solutions, Inc.(a)                            11,400       428,754
----------------------------------------------------------------------
Retek Inc.(a)                                     22,200       663,114
----------------------------------------------------------------------
SonicWALL, Inc.(a)                                60,300     1,172,232
----------------------------------------------------------------------
VeriSign, Inc.(a)                                 29,700     1,129,788
----------------------------------------------------------------------
WebEx Communications, Inc.(a)                     28,700       713,195
----------------------------------------------------------------------
Websense, Inc.(a)                                 17,500       561,225
======================================================================
                                                             6,050,287
======================================================================

IT CONSULTING & SERVICES-1.03%

Affiliated Computer Services, Inc.-Class A(a)      7,000       742,910
======================================================================

NETWORKING EQUIPMENT-4.57%

Cisco Systems, Inc.(a)                            27,900       505,269
----------------------------------------------------------------------
Emulex Corp.(a)                                   32,900     1,299,879
----------------------------------------------------------------------
McDATA Corp.-Class A(a)                           44,200     1,082,900
----------------------------------------------------------------------

                                                             MARKET
                                                SHARES        VALUE
NETWORKING EQUIPMENT-(CONTINUED)

NetScreen Technologies, Inc.(a)                   18,000   $   398,340
======================================================================
                                                             3,286,388
======================================================================

PHARMACEUTICALS-0.58%

PRAECIS Pharmaceutical Inc.(a)                    72,100       419,622
======================================================================

SEMICONDUCTOR EQUIPMENT-1.39%

KLA-Tencor Corp.(a)                                6,400       317,184
----------------------------------------------------------------------
Kulicke & Soffa Industries, Inc.(a)               11,000       188,650
----------------------------------------------------------------------
Novellus Systems, Inc.(a)                         12,500       493,125
======================================================================
                                                               998,959
======================================================================

SEMICONDUCTORS-18.06%

Alpha Industries, Inc.(a)                         32,000       697,600
----------------------------------------------------------------------
Analog Devices, Inc.(a)                           27,600     1,225,164
----------------------------------------------------------------------
Broadcom Corp.-Class A(a)                         11,200       458,976
----------------------------------------------------------------------
Elantec Semiconductor, Inc.(a)                    27,900     1,071,360
----------------------------------------------------------------------
ESS Technology, Inc.(a)                           33,600       714,336
----------------------------------------------------------------------
Integrated Circuit Systems, Inc.(a)               72,000     1,626,480
----------------------------------------------------------------------
Intersil Corp.-Class A(a)                         16,800       541,800
----------------------------------------------------------------------
Microchip Technology Inc.(a)                      26,900     1,042,106
----------------------------------------------------------------------
Microsemi Corp.(a)                                43,900     1,303,830
----------------------------------------------------------------------
NVIDIA Corp.(a)                                   22,400     1,498,560
----------------------------------------------------------------------
QLogic Corp.(a)                                   13,200       587,532
----------------------------------------------------------------------
RF Micro Devices, Inc.(a)                         51,400       988,422
----------------------------------------------------------------------
Semtech Corp.(a)                                  34,300     1,224,167
======================================================================
                                                            12,980,333
======================================================================

SPECIALTY STORES-0.57%

Blockbuster Inc.-Class A                          16,100       405,720
======================================================================

SYSTEMS SOFTWARE-6.72%

Borland Software Corp.(a)                         33,500       524,610
----------------------------------------------------------------------
Microsoft Corp.(a)                                11,100       735,597
----------------------------------------------------------------------
Network Associates, Inc.(a)                       52,500     1,357,125
----------------------------------------------------------------------
Symantec Corp.(a)                                 10,900       722,997
----------------------------------------------------------------------
VERITAS Software Corp.(a)                         33,300     1,492,506
======================================================================
                                                             4,832,835
======================================================================

TELECOMMUNICATIONS EQUIPMENT-4.27%

Polycom, Inc.(a)                                  27,600       949,440
----------------------------------------------------------------------
QUALCOMM Inc.(a)                                  14,000       707,000
----------------------------------------------------------------------

                                                             MARKET
                                                SHARES        VALUE
TELECOMMUNICATIONS EQUIPMENT-(CONTINUED)

UTStarcom, Inc.(a)                                49,600   $ 1,413,600
======================================================================
                                                             3,070,040
======================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.06%

Metro One Telecommunications, Inc.(a)             25,100       759,275
======================================================================
    Total Domestic Common Stocks (Cost
      $53,899,519)                                          60,744,631
======================================================================

FOREIGN STOCKS & OTHER EQUITY INTERESTS-9.52%

BERMUDA-1.17%

Marvell Technology Group Ltd.
  (Semiconductors)(a)                             23,400       838,188
======================================================================

CANADA-5.67%

Biovail Corp. (Pharmaceuticals)(a)                13,100       736,875
----------------------------------------------------------------------
Celestica Inc. (Electronic Equipment &
  Instruments)(a)                                 17,500       706,825
----------------------------------------------------------------------
Genesis Microchip Inc. (Semiconductors)(a)        30,200     1,996,824
----------------------------------------------------------------------
Optimal Robotics Corp.-Class A (Electronic
  Equipment & Instruments)(a)                     18,000       638,100
======================================================================
                                                             4,078,624
======================================================================

CHINA-0.46%

AsiaInfo Holdings, Inc. (Internet Software &
  Services)(a)                                    19,000       330,980
======================================================================

ISRAEL-0.58%

Check Point Software Technologies Ltd.
  (Internet Software & Services)(a)               10,500       418,845
======================================================================

TAIWAN-1.64%

Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Semiconductors)                       68,800     1,181,296
======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $4,987,859)                            6,847,933
======================================================================

MONEY MARKET FUNDS-5.86%

STIC Liquid Assets Portfolio(b)                2,105,256     2,105,256
----------------------------------------------------------------------
STIC Prime Portfolio(b)                        2,105,256     2,105,256
======================================================================
    Total Money Market Funds (Cost
      $4,210,512)                                            4,210,512
======================================================================
TOTAL INVESTMENTS-99.89% (Cost $63,097,890)                 71,803,076
======================================================================
OTHER ASSETS LESS LIABILITIES-0.11%                             76,427
======================================================================
NET ASSETS-100.00%                                         $71,879,503
______________________________________________________________________
======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS:

Investments, at market value (cost $63,097,890)  $71,803,076
------------------------------------------------------------
Receivables for:
  Investments sold                                 1,195,679
------------------------------------------------------------
  Fund shares sold                                 1,178,156
------------------------------------------------------------
  Dividends                                            5,567
------------------------------------------------------------
Investment for deferred compensation plan              9,249
------------------------------------------------------------
Other assets                                          15,731
============================================================
    Total assets                                  74,207,458
============================================================

LIABILITIES:

Payables for:
  Investments purchased                              609,611
------------------------------------------------------------
  Fund shares reacquired                           1,557,931
------------------------------------------------------------
  Deferred compensation plan                           9,249
------------------------------------------------------------
Accrued distribution fees                             69,470
------------------------------------------------------------
Accrued transfer agent fees                           43,850
------------------------------------------------------------
Accrued operating expenses                            37,844
============================================================
    Total liabilities                              2,327,955
============================================================
Net assets applicable to shares outstanding      $71,879,503
____________________________________________________________
============================================================

NET ASSETS:

Class A                                          $40,097,050
____________________________________________________________
============================================================
Class B                                          $21,317,573
____________________________________________________________
============================================================
Class C                                          $10,464,880
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           10,432,232
____________________________________________________________
============================================================
Class B                                            5,595,466
____________________________________________________________
============================================================
Class C                                            2,745,032
____________________________________________________________
============================================================
Class A:
  Net asset value per share                      $      3.84
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $3.84 divided by
      94.50%)                                    $      4.06
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share   $      3.81
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share   $      3.81
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the year ended December 31, 2001

INVESTMENT INCOME:

Dividends                                       $      7,025
------------------------------------------------------------
Dividends from affiliated money market funds         212,535
------------------------------------------------------------
Interest                                                  39
============================================================
    Total investment income                          219,599
============================================================

EXPENSES:

Advisory fees                                        662,429
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                        31,486
------------------------------------------------------------
Distribution fees -- Class A                         129,174
------------------------------------------------------------
Distribution fees -- Class B                         197,761
------------------------------------------------------------
Distribution fees -- Class C                          95,599
------------------------------------------------------------
Transfer agent fees -- Class A                       216,105
------------------------------------------------------------
Transfer agent fees -- Class B                       115,097
------------------------------------------------------------
Transfer agent fees -- Class C                        55,639
------------------------------------------------------------
Trustees' fees                                         8,720
------------------------------------------------------------
Registration and filing fees                         119,636
------------------------------------------------------------
Other                                                 97,664
============================================================
    Total expenses                                 1,779,310
============================================================
Less: Fees waived                                   (357,926)
------------------------------------------------------------
    Expenses paid indirectly                          (2,145)
============================================================
    Net expenses                                   1,419,239
============================================================
Net investment income (loss)                      (1,199,640)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (57,065,660)
------------------------------------------------------------
  Option contracts written                            26,423
============================================================
                                                 (57,039,237)
============================================================
Change in net unrealized appreciation of
  investment securities                           19,156,038
============================================================
Net gain (loss) from investment securities and
  option contracts                               (37,883,199)
============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(39,082,839)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2001 and the period August 31, 2000 (date operations commenced) through December 31, 2000

                                                                  2001            2000
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $ (1,199,640)   $   (160,198)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    option contracts                                           (57,039,237)    (11,533,886)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       19,156,038     (10,450,852)
==========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (39,082,839)    (22,144,936)
==========================================================================================
Share transactions-net:
  Class A                                                       18,653,815      56,708,694
------------------------------------------------------------------------------------------
  Class B                                                       11,339,309      27,020,002
------------------------------------------------------------------------------------------
  Class C                                                        5,592,841      13,792,617
==========================================================================================
    Net increase (decrease) in net assets                       (3,496,874)     75,376,377
==========================================================================================

NET ASSETS:

  Beginning of year                                             75,376,377              --
==========================================================================================
  End of year                                                 $ 71,879,503    $ 75,376,377
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $131,756,854    $ 97,390,471
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (9,414)        (29,356)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and option contracts                            (68,573,123)    (11,533,886)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                   8,705,186     (10,450,852)
==========================================================================================
                                                              $ 71,879,503    $ 75,376,377
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2001

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM New Technology Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

   Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

   On December 31, 2001, undistributed net investment income was increased by $1,219,582 and shares of beneficial interest was decreased by $1,219,582 as a result of differing book/tax treatment of net operating loss and nondeductible stock issuance costs reclassifications. Net assets of the Fund were unaffected by the reclassifications discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

   The Fund's capital loss carryforward of $66,633,491 is broken down by expiration date as follows:

   CAPITAL LOSS
   CARRYFORWARD                 EXPIRATION
   ------------                 ----------
   $ 1,713,194               December 31, 2008
   -------------------------------------------
    64,920,297               December 31, 2009
   ===========================================
   $66,633,491
   ___________________________________________
   ===========================================

   As of December 31, 2001, the Fund has a post-October capital loss deferral of $674,470, which will be recognized in the following tax year.

E. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

F. Expenses -- Distribution expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the Fund's average daily net assets. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended December 31, 2001, AIM waived fees of $357,926.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2001, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2001, AFS was paid $227,983 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $129,174, $197,761 and $95,599, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $76,755 from sales of the Class A shares of the Fund during the year ended December 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 2001, AIM Distributors received $11,820 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended December 31, 2001, the Fund paid legal fees of $3,165 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended December 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $874 and reductions in custodian fees of $1,271 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $2,145.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTES 6-DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:


Capital loss carryforward                    $(66,633,491)
---------------------------------------------------------
Unrealized appreciation                         6,756,140
=========================================================
                                             $(59,877,351)
_________________________________________________________
=========================================================

  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of capital losses incurred after October 31, and other deferrals.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2001 was $171,838,145 and $132,767,768, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $12,098,334
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (4,658,310)
=========================================================
Net unrealized appreciation of investment
  securities                                  $ 7,440,024
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $64,363,052.


NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2001 are summarized as follows:

                                                              CALL OPTION CONTRACTS
                                                              ----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
                                                              ---------    ---------
Beginning of year                                                  --      $      --
------------------------------------------------------------------------------------
Written                                                         1,605        519,705
------------------------------------------------------------------------------------
Closed                                                         (1,183)      (380,134)
------------------------------------------------------------------------------------
Exercised                                                        (352)      (118,408)
------------------------------------------------------------------------------------
Expired                                                           (70)       (21,163)
====================================================================================
End of year                                                        --      $      --
____________________________________________________________________________________
====================================================================================


NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the year ended December 31, 2001 and the period August 31, 2000 (date operations commenced) through December 31, 2000:

                                                                         2001                         2000
                                                              --------------------------    -------------------------
                                                                SHARES         AMOUNT         SHARES        AMOUNT
                                                              ----------    ------------    ----------    -----------
Sold:
  Class A                                                     10,000,780    $ 42,952,707     7,406,952    $63,371,172
---------------------------------------------------------------------------------------------------------------------
  Class B                                                      4,015,952      17,550,457     3,305,594     28,031,799
---------------------------------------------------------------------------------------------------------------------
  Class C                                                      2,552,966      10,916,402     1,784,951     15,613,560
=====================================================================================================================
Reacquired:
  Class A                                                     (6,054,184)    (24,298,892)     (921,316)    (6,662,478)
---------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,587,360)     (6,211,148)     (138,720)    (1,011,797)
---------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,346,193)     (5,323,561)     (246,692)    (1,820,943)
=====================================================================================================================
                                                               7,581,961    $ 35,585,965    11,190,769    $97,521,313
_____________________________________________________________________________________________________________________
=====================================================================================================================

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                          CLASS A
                                                              --------------------------------
                                                                              AUGUST 31, 2000
                                                                              (DATE OPERATIONS
                                                               YEAR ENDED      COMMENCED) TO
                                                              DECEMBER 31,      DECEMBER 31,
                                                                2001(a)           2000(a)
                                                              ------------    ----------------
Net asset value, beginning of period                            $  6.74           $ 10.00
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.06)            (0.02)
----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (2.84)            (3.24)
==============================================================================================
    Total from investment operations                              (2.90)            (3.26)
==============================================================================================
Net asset value, end of period                                  $  3.84           $  6.74
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                  (43.03)%          (32.60)%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $40,097           $43,732
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.86%(c)          1.72%(d)
----------------------------------------------------------------------------------------------
  Without fee waivers                                              2.40%(c)          2.47%(d)
==============================================================================================
Ratio of net investment income (loss) to average net assets       (1.52)%(c)        (0.66)%(d)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate                                             215%               54%
______________________________________________________________________________________________
==============================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charge and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $36,906,921.
(d)  Annualized.

                                                                          CLASS B
                                                              --------------------------------
                                                                              AUGUST 31, 2000
                                                                              (DATE OPERATIONS
                                                               YEAR ENDED      COMMENCED) TO
                                                              DECEMBER 31,      DECEMBER 31,
                                                                2001(a)           2000(a)
                                                              ------------    ----------------
Net asset value, beginning of period                            $  6.72           $ 10.00
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.09)            (0.04)
----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (2.82)            (3.24)
==============================================================================================
    Total from investment operations                              (2.91)            (3.28)
==============================================================================================
Net asset value, end of period                                  $  3.81           $  6.72
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                  (43.30)%          (32.80)%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $21,318           $21,296
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 2.51%(c)          2.41%(d)
----------------------------------------------------------------------------------------------
  Without fee waivers                                              3.05%(c)          3.16%(d)
==============================================================================================
Ratio of net investment income (loss) to average net assets       (2.17)%(c)        (1.36)%(d)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate                                             215%               54%
______________________________________________________________________________________________
==============================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charge and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $19,776,096.
(d)  Annualized.

                                                                          CLASS C
                                                              --------------------------------
                                                                              AUGUST 31, 2000
                                                                              (DATE OPERATIONS
                                                               YEAR ENDED      COMMENCED) TO
                                                              DECEMBER 31,      DECEMBER 31,
                                                                2001(a)           2000(a)
                                                              ------------    ----------------
Net asset value, beginning of period                            $  6.73           $ 10.00
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.09)            (0.04)
----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (2.83)            (3.23)
==============================================================================================
    Total from investment operations                              (2.92)            (3.27)
==============================================================================================
Net asset value, end of period                                  $  3.81           $  6.73
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                  (43.39)%          (32.70)%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $10,465           $10,349
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets (including interest
  expense):
  With fee waivers                                                 2.51%(c)          2.41%(d)
----------------------------------------------------------------------------------------------
  Without fee waivers                                              3.05%(c)          3.16%(d)
==============================================================================================
Ratio of net investment income (loss) to average net assets       (2.17)%(c)        (1.35)%(d)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate                                             215%               54%
______________________________________________________________________________________________
==============================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charge and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $9,559,894.
(d)  Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Board of Trustees and Shareholders of AIM New Technology Fund:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM New Technology Fund (one of the funds constituting AIM Funds Group; hereafter referred to as the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated are in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                       PRICEWATERHOUSECOOPERS LLP

                       February 14, 2002
                       Houston, Texas

Trustees and Officers
--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
                          TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND   AND/OR                                                                HELD BY TRUSTEE
POSITION(S) HELD WITH     OFFICER
THE TRUST                 SINCE
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSON
Robert H. Graham* - 1946   1992     Chairman, President and Chief Executive Officer, A I M      None
Trustee, Chairman and               Management Group Inc. (financial services holding
President                           company); Chairman and President, A I M Advisors, Inc.
                                    (registered investment advisor); Director and Senior Vice
                                    President, A I M Capital Management, Inc. (registered
                                    investment advisor); Chairman, A I M Distributors, Inc.
                                    (registered broker dealer), A I M Fund Services, Inc.
                                    (registered transfer agent) and Fund Management Company
                                    (registered broker dealer); and Director and Vice
                                    Chairman, AMVESCAP PLC (parent of AIM and a global
                                    investment management firm)
INDEPENDENT TRUSTEES
Frank S. Bayley - 1939     2001     Of Counsel, law firm of Baker & McKenzie                    Badgley Funds, Inc. (registered
Trustee                                                                                         investment company)
Bruce L. Crockett - 1944   1987     Chairman, Crockett Technology Associates (technology        ACE Limited (insurance
Trustee                             consulting company)                                         company); and Captaris, Inc.
                                                                                                (unified messaging provider)
Albert R. Dowden - 1941    2000     Chairman, Cortland Trust, Inc. (registered investment       None
Trustee                             company) and DHJ Media, Inc.; Director, Magellan
                                    Insurance Company; Member of Advisory Board of Rotary
                                    Power International (designer, manufacturer, and seller
                                    of rotary power engines); formerly, Director, President
                                    and CEO, Volvo Group North America, Inc.; and director of
                                    various affiliated Volvo companies
Edward K. Dunn,            1998     Formerly, Chairman, Mercantile Mortgage Corp.; Vice         None
Jr. - 1935                          Chairman, President and Chief Operating Officer,
Trustee                             Mercantile-Safe Deposit & Trust Co.; and President,
                                    Mercantile Bankshares Corp.
Jack M. Fields - 1952      1997     Chief Executive Officer, Twenty First Century Group, Inc.   Administaff
Trustee                             (government affairs company)
Carl Frischling** - 1937   1993     Partner, law firm of Kramer Levin Naftalis and Frankel      Cortland Trust, Inc.
Trustee                             LLP                                                         (registered investment company)
Prema                      1998     Formerly, Chief Executive Officer, YWCA of the USA          None
Mathai-Davis - 1950
Trustee
Lewis F. Pennock - 1942    1992     Partner, law firm of Pennock & Cooper                       None
Trustee
Ruth H. Quigley - 1935     2001     Retired                                                     None
Trustee
Louis S. Sklar - 1939      1993     Executive Vice President, Development and Operations,       None
Trustee                             Hines Interests Limited Partnership (real estate
                                    development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

** The law firm in which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Funds and the AIM Funds pay such firm's fees. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
                          TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND   AND/OR                                                                HELD BY TRUSTEE
POSITION(S) HELD WITH     OFFICER
THE TRUST                 SINCE
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
Gary T. Crum - 1947        1992     Director and President, A I M Capital Management, Inc.;     N/A
Senior Vice President               Director and Executive Vice President, A I M Management
                                    Group Inc.; Director and Senior Vice President, A I M
                                    Advisors, Inc.; and Director, A I M Distributors, Inc.
                                    and AMVESCAP PLC (parent of AIM and a global investment
                                    management firm)
Carol F. Relihan - 1954    1992     Director, Senior Vice President, General Counsel and        N/A
Senior Vice President               Secretary, A I M Advisors, Inc. and A I M Management
and Secretary                       Group Inc.; Director, Vice President and General Counsel,
                                    Fund Management Company; and Vice President, A I M Fund
                                    Services, Inc., A I M Capital Management, Inc. and A I M
                                    Distributors, Inc.
Robert G. Alley - 1948     1992     Senior Vice President, A I M Capital Management, Inc.;      N/A
Vice President                      and Vice President, A I M Advisors, Inc.
Stuart W. Coco - 1955      1992     Senior Vice President-Director of Fixed Income Research,    N/A
Vice President                      A I M Capital Management, Inc.; and Vice President, A I M
                                    Advisors, Inc.
Melville B. Cox - 1943     1992     Vice President and Chief Compliance Officer, A I M          N/A
Vice President                      Advisors, Inc. and A I M Capital Management, Inc.; and
                                    Vice President, A I M Fund Services, Inc.
Karen Dunn Kelley - 1960   1992     Senior Vice President-Director of Cash Management, A I M    N/A
Vice President                      Capital Management, Inc.; Director and President, Fund
                                    Management Company; and Vice President, A I M Advisors,
                                    Inc.
Edgar M. Larsen - 1940     1999     Vice President, A I M Advisors, Inc. and A I M Capital      N/A
Vice President                      Management, Inc.
Dana R. Sutton - 1959      1992     Vice President and Fund Treasurer, A I M Advisors, Inc.     N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
--------------------------------------------------------------------------------

OFFICE OF THE FUND           INVESTMENT ADVISOR        DISTRIBUTOR                AUDITORS
11 Greenway Plaza            A I M Advisors, Inc.      A I M Distributors, Inc.   PricewaterhouseCoopers
Suite 100                    11 Greenway Plaza         11 Greenway Plaza          LLP
Houston, TX 77046            Suite 100                 Suite 100                  1201 Louisiana, Suite
                             Houston, TX 77046         Houston, TX 77046          2900
                                                                                  Houston, TX 77002

COUNSEL TO THE FUND          COUNSEL TO THE TRUSTEES   TRANSFER AGENT             CUSTODIAN
Ballard Spahr                Kramer, Levin, Naftalis   A I M Fund Services, Inc.  State Street Bank and
Andrews & Ingersoll, LLP     & Frankel LLP             P.O. Box 4739              Trust Company
1735 Market Street           919 Third Avenue          Houston, TX 77210-4739     225 Franklin Street
Philadelphia, PA 19103       New York, NY 10022                                   Boston, MA 02110

                        EQUITY FUNDS                                                                   FIXED-INCOME FUNDS

   DOMESTIC EQUITY FUNDS                    INTERNATIONAL/GLOBAL EQUITY FUNDS                      TAXABLE FIXED-INCOME FUNDS

      MORE AGGRESSIVE                               MORE AGGRESSIVE                                      MORE AGGRESSIVE

AIM Small Cap Opportunities(1)               AIM Developing Markets                                 AIM High Yield II
AIM Mid Cap Opportunities(1)                 AIM European Small Company                             AIM High Yield
AIM Large Cap Opportunities(1)               AIM Asian Growth                                       AIM Strategic Income
AIM Emerging Growth                          AIM International Emerging Growth                      AIM Income
AIM Small Cap Growth                         AIM Global Aggressive Growth                           AIM Global Income
AIM Aggressive Growth                        AIM European Development                               AIM Total Return Bond
AIM Mid Cap Growth                           AIM Euroland Growth                                    AIM Intermediate Government
AIM Dent Demographic Trends                  AIM International Equity                               AIM Floating Rate
AIM Constellation                            AIM Global Growth                                      AIM Limited Maturity Treasury
AIM Large Cap Growth                         AIM Worldwide Spectrum                                 AIM Money Market
AIM Weingarten                               AIM Global Trends
AIM Small Cap Equity                         AIM International Value(1)                                 MORE CONSERVATIVE
AIM Capital Development
AIM Charter                                          MORE CONSERVATIVE                               TAX-FREE FIXED-INCOME FUNDS
AIM Mid Cap Equity
AIM Select Equity(2)                                SECTOR EQUITY FUNDS                                 MORE AGGRESSIVE
AIM Value II
AIM Value                                            MORE AGGRESSIVE                                AIM High Income Municipal
AIM Blue Chip                                                                                       AIM Municipal Bond
AIM Mid Cap Basic Value                      AIM New Technology                                     AIM Tax-free Intermediate
AIM Large Cap Core Equity                    AIM Global Telecommunications and Technology           AIM Tax-Exempt Cash
AIM Basic Value                              AIM Global Energy(4)
AIM Large Cap Basic Value                    AIM Global Infrastructure                                  MORE CONSERVATIVE
AIM Balanced                                 AIM Global Financial Services
AIM Basic Balanced                           AIM Global Health Care
                                             AIM Global Utilities
      MORE CONSERVATIVE                      AIM Real Estate(5)

                                                     MORE CONSERVATIVE

                                                   (INVEST WITH DISCIPLINE LOGO)
When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (3) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (4) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (5)On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after April 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages approximately $158 billion in assets for more than 9 million shareholders, including individual investors, corporate clients and financial institutions.*

     The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $398 billion in assets under management.*

*As of 12/31/01
                                                       [AIM LOGO APPEARS HERE]
                                                       --Registered Trademark--

                                                       INVEST WITH DISCIPLINE
                                                       --Registered Trademark--

A I M Distributors, Inc.                                                NTE-AR-1